Comerica Incorporated

Third Quarter 2021 Financial Review

October 20, 2021

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards and the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

3Q21 Review

Comerica Bank

Driving Shareholder Value by supporting our Customers, Employees & Communities

Environmental, Social & Governance (ESG)

Received **Leaders in Financial Education Award** from Texas Bankers Foundation

5-Star recognition **in Corporate Inclusion Index** from Hispanic Association on Corporate Responsibility

Launched national **Asian & Pacific Islanders Employee Resource Group**

$1.8B PPP loans completed forgiveness process in 3Q21

$1.5B in green loans & commitments as of 9/30/21; up 34% over 9/30/20

Diversity, Equity & Inclusion Progress Report published; highlights strong commitment & strategy

13th consecutive **Corporate Responsibility** related report released, providing overview of ESG performance

Submitted 2021 **CDP Climate Change Questionnaire**

Financial Performance



Revenue
($ in millions)
710
749
755
3Q20
2Q21
3Q21



ROA1,2
(percentages)
1.02
1.14
3Q20
3Q21



ROE1,3
(percentages)
11.14
13.53
3Q20
3Q21

9/30/21 • [1]Recast 2020 results. See Pension Plan Reconciliation slide in appendix • [2]Return on average assets • [3]Return on common shareholders' equity

3Q21 Results

Comerica Bank

Revenue growth & strong credit quality

(millions, except per share data)	3Q21	2Q21	3Q20	Change From 2Q21	Change From 3Q20
Average loans	$48,135	$49,828	$52,013	$(1,693)	$(3,878)
Average loans, ex. PPP	46,475	46,369	48,231	106	(1,756)
Average deposits	79,115	75,520	68,763	3,595	10,352
Net interest income	475	465	458	10	17
Provision for credit losses	(42)	(135)	5	93	(47)
Noninterest income[1]	280	284	252	(4)	28
Noninterest expenses[1,2]	465	463	438	2	27
Provision for income tax[2]	70	93	50	(23)	20
Net income[2]	262	328	217	(66)	45
Earnings per share[2,3]	$1.90	$2.32	$1.48	$(0.42)	$0.42
Book Value per Share[4]	56.55	56.28	53.78		
CET1[5]	10.21%	10.35%	10.25%		

Key Performance Drivers 3Q21 compared to 2Q21

- **Loans:** growth in several businesses more than offset by PPP & Dealer
- **Deposits:** up 5%
- **Net interest income**: up 2%, with loan fees & liquidity deployment
- **Reserve release:** Reserve ratio 1.33%; Net charge-offs 1 bp; Criticized & nonaccrual loans down
- **Noninterest income:** remained robust; record warrant income & loan fees offset by card & deferred comp decline
- **Expenses:** driven by revenue producing activity; efficiency ratio stable
- **Capital:** repurchased 3MM shares[6]

[1]Includes gains related to deferred comp plan of -0- 3Q21, $6MM 2Q21, & $8MM 3Q20 • [2]Recast 2020 results. See Pension Plan Reconciliation slide • [3]Diluted earnings per common share • [4]Common shareholders' equity per share of common stock • [5]Estimated; Reflects deferral of CECL standard impact as calculated per regulatory guidance • [6]Shares repurchased under share repurchase program

Loans

Comerica Bank

Solid performance offset by PPP forgiveness & auto dealer supply issues



Loans
($ in billions)
52.0
51.4
50.6
49.8
48.1
50.2
48.2
3.13
3.20
3.09
3.25
3.39
3Q20 4Q20 1Q21 2Q21 3Q21
2Q21 3Q21
Average Balances
Period-end
Loan Yields

Average loans declined $1.7B[1]

Ex. PPP, average loans grew $106MM

+ $357MM General Middle Market
+ $255MM Equity Fund Services
+ $192MM Environmental Services
+ $155MM Entertainment
- $498MM National Dealer
- $167MM Mortgage Banker

Paycheck Protection Program (PPP)

- $1.7B average loans, $1.8B decrease
- $1.0B period-end loans, $1.8B decrease

Line Utilization stable at 47%

- Commitments increased ~$870MM

Loan yields increased 14 bps

+ 14 bps net impact of PPP
+ 3 bps loan fees (ex-PPP)
- 3 bps rates (including swap maturities)
- $14.4B average loan floors at average rate of 71 bps

3Q21 compared to 2Q21 • [1]See Average Loans slide in Appendix for more details

Deposits

Comerica Bank

Broad-based growth drove deposits to another record



Deposits
($ in billions)
68.8
70.2
71.4
75.5
79.1
76.1
82.3
0.17
0.11
0.08
0.06
0.06
3Q20 4Q20 1Q21 2Q21 3Q21
2Q21 3Q21
Average Balances
Period-end
Deposit Rate¹

Average deposits increased $3.6B

+ $1.6B noninterest-bearing
+ $2.0B interest-bearing

Loan to deposit ratio[2] 59%

Total funding costs steady at 7 bps[3]



Beneficial Deposit Mix
(3Q21 Average)
Retail Noninterest-bearing 10%
Total $79.1B
Commercial Noninterest-bearing 43%
Retail Interest-bearing 24%
Commercial Interest-bearing 23%

3Q21 compared to 2Q21 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/2021 • [3]Interest incurred on liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities

Securities Portfolio

Comerica Bank

Impact on interest income of lower yields offset by larger portfolio size



Securities Portfolio
($ in billions; Average)
13.9
14.9
14.9
15.4
16.0
15.8
16.8
9.8
10.2
10.3
11.1
12.3
12.0
13.4
2.13
1.95
1.89
1.82
1.76
3Q20 4Q20 1Q21 2Q21 3Q21
Average Balances
2Q21 3Q21
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields

Portfolio size increased

- Goal: mitigate headwind from lower reinvestment yields by gradually deploying excess liquidity
- Period-end increased $1.0B
  - + $2.5B MBS purchases
  - - $1.0B MBS payments
  - - $400MM Treasury maturities

Duration of 4.0 years[1]

- Extends to 5.8 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $4MM

Net unamortized premium of $87MM[2]

9/30/21 • [1]Estimated as of 9/30/21 • [2]On the MBS portfolio

Net Interest Income

Comerica Bank

NII increased $10MM; NIM impacted by excess liquidity



Net Interest Income
($ in millions)
458
469
443
465
475
2.33
2.36
2.29
2.29
2.23
3Q20
4Q20
1Q21
2Q21
3Q21
Net Interest Margin

$465MM	2Q21	2.29%
+ 7MM	**Loans**	+ 0.06
+ 4MM	1 additional day	--
+ 3MM	Fees ex. PPP	+ 0.02
+ 2MM	Balances ex. PPP	--
+ 2MM	Net Impact of PPP[1]	+ 0.05
- 4MM	Rates	- 0.01
--	**Securities**	- 0.02
+ 4MM	Balances	--
- 4MM	Rates	- 0.02
+ 3MM	**Fed Balances**	- 0.10
+ 2MM	Balances	- 0.11
+ 1MM	Rates	+ 0.01
$475MM	**3Q21**	**2.23%**

3Q21 compared to 2Q21 • [1]See Paycheck Protection Program (PPP) slide in appendix for more detail

Credit Quality

Reserve level reflects strong credit metrics & economic outlook

Comerica Bank

- $2MM, or 1 bp, net charge-offs
  - $26MM gross charge-offs
  - $24MM recoveries
- $358MM decrease in criticized loans
  - $262MM Middle Market General
  - $ 75MM Energy
- $24MM decrease in nonperforming assets
  - $ 24MM Energy

Criticized Loans[1] below Historic Average

($ in millions)



3,406
6.5
2,947
5.6
2,581
5.1
2,176
4.3
1,818
3.8
3Q20
4Q20
1Q21
2Q21
3Q21
Criticized/Loans %

Nonperforming Assets Decreased

($ in millions)



335
0.64
359
0.69
325
0.64
320
0.64
296
0.62
3Q20
4Q20
1Q21
2Q21
3Q21
NPA/Loans %

Reserve Continues to Decline

($ in millions)



1,038
1.98
992
1.90
807
1.59
683
1.36
639
1.33
3Q20
4Q20
1Q21
2Q21
3Q21
ACL/Loans %

9/30/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Noninterest Income

Strong activity continued

Comerica Bank

Noninterest Income[1]

($ in millions)



252
265
270
284
280
3Q20
4Q20
1Q21
2Q21
3Q21

Decreased $4MM

- \+ $ 7MM Warrant-related income (Other)
- \+ $ 4MM Commercial Lending Fees (Syndication)
- \+ $ 3MM Deposit Service Charges
- \+ $ 3MM BOLI
- \- $12MM Card Fees
- \- $ 6MM Deferred Comp (Other) (offset in noninterest expense)
- \- $ 2MM Derivative Income (includes CVA +$2MM)[2]
- \- $ 2MM Fiduciary Income

Increased $28MM, or 11%, over 3Q20

3Q21 compared to 2Q21 • [1]Includes gains (losses) related to deferred comp plan of $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21, -0- 3Q21 (offset in noninterest expense) • [2]Combined customer derivative income and foreign exchange income. See 3Q21 press release for further detail

Noninterest Expenses

Comerica Bank

Costs controlled, supports revenue activity; Efficiency ratio stable

Noninterest Expenses[1,2]
($ in millions)


438
465
447
463
465
3Q20
4Q20
1Q21
2Q21
3Q21

Increased $2MM

- \+ $ 5MM Salaries & benefits
  - \+ $12MM Performance-based incentives
  - – $ 6MM Deferred comp (offset in noninterest expense)
- \+ $ 4MM Consulting (Other)
- \+ $ 2MM Software
- \+ $ 2MM Occupancy (partially seasonal)
- – $ 6MM Outside processing
- – $ 5MM Litigation-related (Other)
- – $ 3MM FDIC insurance

Efficiency Ratio stable at 62%

3Q21 compared to 2Q21 • [1]Includes gains (losses) related to deferred comp plan of $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21, -0- 3Q21 (offset in noninterest income) • [2]Recast 2020 results, See Pension Plan Reconciliation slide in appendix

Capital Management

Comerica Bank

Repurchased[1] $670MM in common shares YTD 3Q21


CET1[2]
Tier 1[2]
10.35%
10.21%
7.0%
10.93%
10.79%
8.5%
2Q21
3Q21
2Q21
3Q21
Regulatory Minimum + Capital Conservation Buffer (CCB)

Book Value per Share[3]
(Period End)


$53.78
$55.01
$55.58
$56.28
$56.55
3Q20
4Q20
1Q21
2Q21
3Q21

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend
  - $0.68/share or $89MM in 3Q21
- Return excess capital to shareholders
  - CET1 Target ~10%[4]
  - $220MM or 3MM shares repurchased in 3Q21[1]
- Maintain strong debt ratings[5]

Attractive Dividend Yield[6]
(percentages; 10/12/21)


3.80
3.61
3.25
3.24
3.23
3.08
2.92
2.92
2.76
2.46
2.43
2.25
HBAN
FHN
CMA
KEY
CFG
RF
MTB
SNV
FITB
CFR
ZION
BOKF

9/30/21 • [1]Shares repurchased under share repurchase program • [2]3Q21 Estimated; Reflects deferral of CECL standard impact as calculated per regulatory guidance • [3]Common shareholders' equity per share of common stock • [4]Outlook as of 10/20/21 • [5]See Holding Company Debt Rating slide in appendix • [6]Source for peer data: S&P Global Market Intelligence

Management Outlook

Assumes continued economic growth

Comerica Bank

	4Q21 vs 3Q21
Average loans	+ Growth in General Middle Market & several other businesses (ex-PPP), partly offset by a decline in Mortgage Banker – More than offset by forgiveness of the bulk of PPP loans
Average deposits	• Remain strong
Net interest income	= Lower loan fees from elevated level mostly offset by loan growth, ex-PPP – More than offset by decrease in PPP-related income
Credit Quality	• Strong credit quality continues
Noninterest income	+ Growth in several customer-related fee categories - More than offset by decrease in warrant, commercial lending & BOLI
Noninterest expenses	= Seasonal factors & technology investments offset by a decrease in compensation expense from elevated level
Tax	• FY tax rate 22-23%, excluding discrete items
Capital	• Target CET1 of ~10%

Outlook as of 10/20/21

Key Strengths

Poised to support growth

Comerica Bank

Relationship Focused
- Expertise in specialty businesses
- Long-tenured, experienced team

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Expense Control
- Continuous improvement culture
- Invest for the future
- Leveraging technology to drive productivity & growth

Uniquely Positioned
- Nimble asset size
- Weighted to commercial banking
- Strong deposit base

Comerica Bank

Appendix


Comerica

Average Loans

Comerica Bank

Business Line	3Q21	2Q21	3Q20
Middle Market			
General	$11.8	$12.2	$12.3
Energy	1.3	1.4	2.0
National Dealer Services	3.8	4.4	5.3
Entertainment	1.0	0.9	0.7
Tech. & Life Sciences	0.8	0.9	1.3
Equity Fund Services	3.0	2.7	2.2
Environmental Services	1.8	1.7	1.4
Total Middle Market	$23.6	$24.2	$25.3
Corporate Banking			
US Banking	3.0	3.0	3.1
International	1.4	1.4	1.4
Commercial Real Estate	6.8	6.9	6.7
Mortgage Banker Finance	2.8	2.9	3.6
Business Banking	3.6	4.0	4.2
Commercial Bank	**$41.0**	**$42.4**	**$44.3**
Retail Bank	**$2.3**	**$2.5**	**$2.7**
Wealth Management	**$4.8**	**$4.9**	**$5.1**
TOTAL	**$48.1**	**$49.8**	**$52.0**

By Market	3Q21	2Q21	3Q20
Michigan	$11.4	$12.2	$12.7
California	17.0	17.5	17.8
Texas	9.7	10.0	10.9
Other Markets[1]	10.0	10.0	10.7
TOTAL	**$48.1**	**$49.8**	**$52.0**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Average Deposits

Comerica Bank

Business Line	3Q21	2Q21	3Q20
Middle Market			
General	$22.4	$21.1	$20.0
Energy	0.6	0.5	0.5
National Dealer Services	1.7	1.1	0.5
Entertainment	0.2	0.2	0.2
Tech. & Life Sciences	7.4	7.1	5.9
Equity Fund Services	1.1	1.1	0.8
Environmental Services	0.3	0.2	0.2
Total Middle Market	$33.8	$31.3	$28.1
Corporate Banking			
US Banking	3.5	3.2	2.9
International	2.3	2.2	1.8
Commercial Real Estate	1.9	1.9	1.7
Mortgage Banker Finance	0.8	0.8	0.9
Business Banking	4.4	4.3	4.1
Commercial Bank	**$46.6**	**$43.7**	**$39.5**
Retail Bank	**$26.1**	**$25.6**	**$23.6**
Wealth Management	**$5.2**	**$5.1**	**$4.4**
Finance / Other[1]	**$1.2**	**$1.2**	**$1.2**
TOTAL	**$79.1**	**$75.5**	**$68.8**

By Market	3Q21	2Q21	3Q20
Michigan	$27.7	$26.7	$24.7
California	23.1	20.6	18.9
Texas	11.4	11.2	10.6
Other Markets[2]	15.7	15.9	13.4
Finance / Other[1]	1.2	1.2	1.2
TOTAL	**$79.1**	**$75.5**	**$68.8**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Net Interest Income

Comerica Bank

Rate pressure mostly absorbed; Significant upside as rates rise

Interest Rate Sensitivity

Standard model in rising rate environment

- Estimated $188MM, or 11%, increase in annual net interest income from base case[1]
- 100 bps linear, non-parallel shift in rates (50 bps average) over 1 year
- Dynamic balance sheet movement, generally in line with historical trends

Goal: mute asset sensitivity to provide consistent, sustainable growth over time[2]

- Maintain a larger securities portfolio
- Gradually add interest rate swaps
- Increase appetite for fixed rate lending
- Preserve rate floors on floating rate commercial loans to extent market allows

Loan Portfolio

(3Q21 Period-end)


Fixed Rate[3]
23%
Prime-based
12%
60-Day+ LIBOR
6%
$48.1B
30-Day
LIBOR
59%

LIBOR loans include $15.1B with floors

Bonds & swaps: pressuring yields

$5.25B in Swaps[4]
(by maturity, $ in millions)


200
1,800
1,750
2.2%
2.1%
1.9%
4Q21
2022
2023

Treasury maturities[4]
(by maturity, $ in millions)


400
170
1,100
2.9%
2.5%
2.0%
4Q21
2022
2023

9/30/21 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis • [2]Outlook as of 10/20/21 • [3]Fixed rate loans include $5.25B receive fixed/pay floating (30-day) LIBOR interest rate swaps • [4]Only shows instruments maturing near-term

Paycheck Protection Program (PPP)

Comerica Bank

Supporting our customers


PPP Loans
($ in millions)
3,782
3,713
3,576
3,459
1,659
2,820
1,020
3Q20 4Q20 1Q21 2Q21 3Q21
2Q21 3Q21
Average Balances
Period-end

PPP Loans Since Inception[1]

- $4.9B funded / >20,000 applications processed
- $3.8B repaid, mostly forgiven
- ~2% loan yield, excluding accelerated fees

PPP Loan Outlook[2]

- Expect bulk to be repaid by YE21
- 4Q21: PPP income $10MM - $15MM


PPP Income
($ in millions)
21.9
21.9
26.9
5.9
21.0
30.6
11.9
18.7
31.6
14.6
17.0
33.6
25.6
8.0
3Q20 4Q20 1Q21 2Q21 3Q21
Other Income
Accelerated Fee Income

9/30/21 • [1]Program to Date through 9/30/21 • [2]Outlook as of 10/20/21

Credit

Comerica Bank

"At risk" industries performing better than expected; remained well reserved


Social Distancing Loans[1]
($ in millions)
2,881
301
0.1
2,830
296
0.9
2,827
333
1.1
2,910
295
1.8
2,844
235
1.6
3Q20 4Q20 1Q21 2Q21 3Q21
All Other
Criticized
NAL/Loans %[2]


Auto Production Loans
($ in millions)
1,228
301
0.4
1,093
263
0.6
1,102
233
0.8
1,084
206
2.0
1,137
136
-0-
3Q20 4Q20 1Q21 2Q21 3Q21
All Other
Criticized
NAL/Loans %[2]


Leveraged Loans[3]
($ in millions)
2,177
400
0.8
2,188
349
0.7
2,269
342
0.6
2,296
234
0.5
2,219
201
0.9
3Q20 4Q20 1Q21 2Q21 3Q21
All Other
Criticized
NAL/Loans %[2]


Energy
($ in millions)
1,835
720
7.7
1,600
596
7.1
1,366
389
6.8
1,320
223
4.0
1,277
148
2.2
3Q20 4Q20 1Q21 2Q21 3Q21
All Other
Criticized
NAL/Loans %[2]

9/30/21; Period-End Loans. Excludes PPP loans • [1]Removed Casinos & Sports Franchise based on review of "at risk" segments in 3Q20 • [2]Period-end category nonaccrual loans / category loans • [3]Excludes leveraged loans included in other "at risk" categories of $300MM 3Q20, $250MM 4Q20, $230MM 1Q21, $240MM 2Q21 & $275MM 3Q21

Energy Business Line

Credit quality continued to improve

Comerica Bank

Period-end Loans
($ in millions)



1,835
46
338
1,451
1,600
44
261
1,295
1,366
19
270
1,078
1,320
18
277
1,025
1,277
25
244
1,008
3Q20
4Q20
1Q21
2Q21
3Q21
Services
Midstream
Exploration & Production

- Exposure $2.9B / 44% utilization
- Decreases in Criticized, NALs; Net Recoveries
- Fall redeterminations 17% completed
  - Modest increase to borrowing bases
- Hedged 50% or more of production
  - At least one year: 82% of customers
  - At least two years: 45% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 58% Oil, 20% Gas, 22% Oil/Gas

($ in millions; Period-end)	3Q21	2Q21	3Q20
Total PE loans	$1,277	$1,320	$1,835
% of total CMA	2.7%	2.6%	3.5%
Criticized[1]	$148	$223	$720
Ratio	11.6%	16.9%	39.2%
Nonaccrual	$28	$52	$141
Ratio	2.2%	4.0%	7.7%
Net charge-offs (recoveries)[2]	$(16)	$(12)	$9

9/30/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

Comerica Bank

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with >100 relationships
- As of 3Q21:
  - Comerica: 71% purchase
  - Industry: 46% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $3.5B (2Q21 $3.8B)

Average Loans
($ in millions)



Actual MBA Mortgage Origination Volumes[1]
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

MBA Mortgage Originations Forecast[1]
($ in billions)



915
679
534
645
605
3Q21
4Q21
1Q22
2Q22
3Q22
Purchase
Refinance

9/30/21 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/21/21

National Dealer Services

75+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)


Honda/Acura
11%
Ford
9%
GM
5%
Fiat/Chrysler
9%
Mercedes
6%
Nissan/ Infiniti
3%
Other European
11%
Other Asian
13%
Other[1]
18%
Toyota/Lexus
15%
Total
$3.8B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan decreased due to supply chain constraints

Average Loans

($ in billions)


6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
3.8
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
0.6
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Floor Plan

9/30/21 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Very strong credit quality

Primarily Lower Risk Multifamily[1]

(3Q21 Period-end)


Retail
9%
Office
8%
Single
Family
3%
Other
2%
Land Carry
4%
Multi use
4%
Multifamily
47%
Industrial / Storage
23%
Total
$5.9B

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 48% of Multifamily & 53% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 44% California
  - 28% Texas

Total CRE Business Line Average Loans

($ in millions)


5,133
5,185
5,259
5,349
5,316
5,223
5,315
5,517
5,658
5,883
6,210
6,659
6,683
6,699
6,690
6,883
6,797
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Credit Quality

No significant net charge-offs since 2014

($ in millions)


119
100
100
99
99
1.8%
1.5%
1.5%
1.4%
1.5%
4
3
3
2
2
3Q20
4Q20
1Q21
2Q21
3Q21
NAL
Criticized[3]
% Criticized/Loans

9/30/21 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

Comerica Bank

~30 years of deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



1,332
1,152
1,048
949
843
3Q20
4Q20
1Q21
2Q21
3Q21

Average Deposits
($ in millions)



5,946
5,888
6,216
7,093
7,448
3Q20
4Q20
1Q21
2Q21
3Q21

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]
(Approximate; 3Q21 Period-end loans)



Growth 48%
Total $0.8B
Late Stage 31%
Early Stage 21%

9/30/21 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Comerica Bank

Strong relationships with top-tier venture capital & private equity firms

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- Customers in the US & Canada
- Drives connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
  - Commercial Real Estate
- Strong credit profile
  - No charge-offs
  - No criticized loans

Average Loans
($ in millions)



2,171
2,415
2,627
2,696
2,951
3Q20
4Q20
1Q21
2Q21
3Q21

9/30/21

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Average Loans
($ in millions)


1,446
1,419
1,476
1,683
1,844
3Q20
4Q20
1Q21
2Q21
3Q21

9/30/21

ESG Platform

Most impactful areas for our customers, colleagues & community

Capital	Workforce	Education	Climate	Products
Provide access to capital focused on underserved communities, women, minorities & small business	Promote a diverse, equitable & inclusive workforce	Invest in financial education for underserved communities	Address climate change	Enhance ESG-related product & service solutions

2021 Initiatives

Capital	Workforce	Education	Climate	Products
• Partnering with Minority Depository Institutions • Supporting Community Development Financial Institutions • $5B commitment to small business (2021 – 2023)	• Working to increase representation for women & minorities in senior positions • Diversity dialogue series & allyship sessions • Executive diversity scorecard tied to compensation	• Small Business Bootcamps • Supporting community partnerships • Comerica $ense; financial education program	• Focus on greenhouse gas (GHG) reductions • Fostering an integrated approach to climate risks & opportunities • Partnership for Carbon Accounting Financials (PCAF) member	• Financing Green Loans • Pursuing diverse businesses • Targeting community & economic development lending

Pension Plan Reconciliation

Comerica Bank

Effective January 1, 2021, the Corporation elected to change the accounting methodology for determining the market-related value of assets for certain classes of assets in the qualified defined benefit pension plan. The change in accounting methodology is applied retrospectively to all prior periods presented in the consolidated financial statements. The following table reconciles the impact of the change to the qualified defined benefit plan.

Decreased Other Comprehensive Income & increased Retained Earnings by $98MM for 3Q20

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Consolidated Statement of Comprehensive Income				
Other noninterest expenses:				
As reported	$23	$23	$25	$25
Effect of accounting change	(8)	(8)	(6)	(8)
Recast	**$15**	**$15**	**$19**	**$17**
Provision (benefit) for income taxes:				
As reported	$63	$48	$27	$(21)
Effect of accounting change	2	2	1	2
Recast	**$65**	**$50**	**$28**	**$(19)**
Net income (loss):				
As reported	$215	$211	$113	$(65)
Effect of accounting change	6	6	5	6
Recast	**$221**	**$217**	**$118**	**$(59)**
Diluted earnings (losses) per common share:				
As reported	$1.49	$1.44	$0.80	$(0.46)
Effect of accounting change	0.04	0.04	0.04	0.04
Recast	**$1.53**	**$1.48**	**$0.84**	**$(0.42)**

Holding Company Debt Rating

Comerica Bank

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 10/12/21 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank